EXHIBIT 10g4





             Dated               24th January             1994
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                       The Gallaher S Pension Scheme

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                             Gallaher Limited


                                  - and -


                         Gallaher Pensions Limited



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            Conformed Copy



                                  D e e d

                               - amending -

                       the Definitive Deed and Rules
                           dated 24th March 1983

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                             Simmons & Simmons
                            14 Dominion Street
                             London  EC2M 2RJ
                        (Ref:  8/G.24515/MYM/8059B)
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This Deed is made the 24th day of January 1994

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BETWEEN:-
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(1)  GALLAHER LIMITED (the "Company"), registered in England under No.
     1501573; and
(2) GALLAHER PENSIONS LIMITED (the "Trustee"), registered in England under No. 765844.


WHEREAS:-
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(A)  This Deed is SUPPLEMENTAL (inter alia) to:-

     (i) a trust deed (the "Definitive Deed") dated 24th March 1983 whereby the Company established THE GALLAHER S PENSION SCHEME (the "Scheme") and by which the rules of the Scheme (the "Rules") were adopted;

    (ii)  a deed of amendment and covenant dated 1st July 1986; and

   (iii) eight deeds dated respectively 1st May 1984, 21st October 1985, 17th November 1986, 18th June 1987, 17th April 1989, 22nd May 1989, 24th October 1989 and 3rd June 1992 amending the Definitive Deed and the Rules.

(B)  The Trustee is the sole trustee of the Scheme.

(C) By Clause 18 of the Definitive Deed (as amended by the deed dated 17th April 1989) the Company may, at any time and from time to time with the consent of the Trustee, by deed, alter, modify or add to any of the trusts, powers and provisions of the Definitive Deed and the Rules subject as provided in that Clause.

(D) The Company wishes to alter, modify or add to the Definitive Deed and the Rules as provided below and the Trustee (as evidenced by it being a party to this Deed) consents to those alterations, modifications and additions being made.


Now This Deed provides that the Definitive Deed and the Rules are Hereby Altered, Modified or Added To as follows:-

1.   By replacing Clause 6(a) with the following:

     "The Trustee may hold all or any of the Fund in the name of any nominee or nominees upon such terms as to remuneration or otherwise as the Trustee shall decide."
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2.   By deleting the words "with such approval" from the second sentence of
     Clause 6(b) and by inserting after "to exercise all or any of the powers and discretions of the Trustee" in that sentence the following:

     "(including, but without limitation, the power to sub-delegate)".

3.   By replacing Clause 15(a) with the following:

     "power to delegate, either generally or for any particular purpose, to any corporate body or committee any or all of their powers or discretions (including, but without limitation, the formation of any opinion and the power to sub-delegate) upon such terms as to remuneration or otherwise as the Trustee shall decide. The Trustee may not, however, delegate pursuant to this paragraph any power or discretion under Clause 5 except with the approval of the Company.
     The production of the Trustee's written authority shall be sufficient protection to any third party acting on it in good faith and without negligence. Unless a third party has received written notice of that authority having been revoked. He shall be entitled to assume and to act upon the assumption that the authority remains unrevoked"

4. By inserting "(1)" before "A Member may" at the beginning of Rule 3(b) and by adding the following new sub-Rule (2) at the end of Rule 3(b):

     "(2) The Trustee shall comply with the requirements of Regulation 5 of The Retirement Benefits Schemes (Restriction on Discretion to Approve) (Additional Voluntary Contributions) Regulations 1993 (SI 1993/3016) and where the Scheme is the "leading scheme" in relation to a Member, with the requirements of Regulation 6 of these Regulations so far as they concern main schemes."



























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In Witness of which this Deed was duly executed the day and year first above written.



The Common Seal of Gallaher)       [Common Seal of Gallaher Limited]
Limited was affixed to this)
deed in the presence of:-  )




               J.P. Taylor
               Director



               B. Rudd
               Secretary


The Common Seal of Gallaher)       [Common Seal of Gallaher
Pensions Limited was       )         Pensions Limited]
affixed to this deed in the)
presence of:-              )




               N.P. Bulpitt
               Director



               M.P. Newberry
               Secretary





















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